EX 10.13

                       FIRST AMENDMENT TO
           EMPLOYMENT AND SEVERANCE BENEFITS AGREEMENT


       FIRST  AMENDMENT  TO  EMPLOYMENT  AND  SEVERANCE  BENEFITS
AGREEMENT,  dated  as of September 13, 1999,  between  CHESAPEAKE
CORPORATION, a Virginia corporation (the "Company"),  and  THOMAS
H. JOHNSON (the "Executive").

      WHEREAS, the Company and the Executive entered into an Employment and Severance Benefits Agreement (the "Agreement") as of July 17, 1997; and

      WHEREAS, the Company has approved the terms of agreements with selected officers of the Company to provide certain assurances to the officers regarding the terms applicable to certain terminations of the officers service and to provide certain assurances to the Company regarding the officers' conduct during the term of the agreements and following the officers' termination of service; and

      WHEREAS, the Company and the Executive desire to amend the Agreement to conform certain provisions to the terms of the agreements between the Company and other officers of the Company;

      NOW THEREFORE, the Agreement is hereby amended in the following respects:

      FIRST: Section 1(a) of the Agreement is amended to read as follows:

    (a) Cause. "Cause" means the Executive's conviction by a court of competent jurisdiction for, or pleading no contest to, a felony.

     SECOND: Section 1(b) of the Agreement is amended to read as follows:

    (b) Change in Control. "Change in Control" has the same meaning, as of any applicable date, as set forth in the Chesapeake Corporation Benefits Plan Trust (as in effect on such date).

      THIRD:   Section  1(d) of the Agreement  is  renumbered  as
Section 1(e) and the following new Section 1(d) is added  to  the
Agreement:

    (d) Control Change Date. "Control Change Date" has the same meaning, as of any applicable date, as set forth in the Chesapeake Corporation Benefits Plan Trust (as in effect on such date).

      FOURTH:   A  new Section 1(f) is added to the Agreement  to
provide as follows:

    (f) Good Reason. "Good Reason" means (x) a material reduction in the Executive's duties or responsibilities;
    (y) the failure by the Company or its successors to permit the Executive to exercise such responsibilities as are consistent with the Executive's position; (z) a requirement that the Executive relocate his principal place of employment to a location that is at least fifty miles farther from his principal residence than was his former principal place of employment; (x) the failure by the Company or its successor to award the Executive annual incentive, long-term incentive or stock option opportunities consistent with those provided to similarly situated executives and (y) the failure by the Company or its successor to make a payment when due to the Executive.

     FIFTH:  Section 2 is hereby amended to read as follows:

    2. Term. Subject to Section 7 hereof, the term of this Agreement (the "Employment Term") shall be the period described in the following Section 2(a) and any period for which the same may be extended as provided in the following Sections 2(b) and 2(c).

        (a)    The   Employment  Term  includes  the   period
   beginning on July 17, 1997, and ending on December 31, 2002.

        (b) The period described in Section 2(a) shall be extended for an additional twelve months unless the Company, before each September 1 of any year, provides written notice to the Executive that the period will not be extended. The preceding sentence shall first be effective to extend the period described in Section 2(a) until December 31, 2003, unless written notice to the contrary is provided to the Executive by the Company before September 1, 2000.

             (c) The period described in Section 2(a) shall be extended if there is a Control Change Date during the Employment Term. In that event, the period described in
    Section 2(a) shall be extended automatically until the third anniversary of the Control Change Date. The period described in Section 2(a) shall be further extended by twelve months under this Section 2(c) unless the Company, at least ninety days prior to an anniversary of the
    Control  Change  Date,  provides written  notice  to  the
    Executive that the period will not be extended. The preceding sentence shall first be effective to extend the period described in Section 2(a) (after giving effect to the extension provided in the second sentence of this
    Section 2(c)), until the fourth anniversary of the Control Change Date unless written notice to the contrary is provided to the Executive at least ninety days prior to the first anniversary of the Control Change Date.

      SIXTH: Section 7(c) of the Agreement is amended to read as follows:

    (c) By the Company Without Cause. The Company may terminate the Executive's employment under this Agreement without Cause, and other than by reason of his death or Disability, by sending written notice of termination to the Executive, which notice shall specify a date not less than ten (10) and not more than ninety (90) days after the date of such notice as the effective date of such termination (the "Termination Date"). From the date of such notice through the Termination Date, the Executive shall continue to perform the normal duties of his employment hereunder and shall be entitled to receive when due all compensation and benefits applicable to the Executive hereunder. Promptly following the Termination Date, the Company shall pay the Standard Termination Payments to the Executive. In addition, the Company shall pay or provide the Executive the amounts and the benefits described in the following Section 7(c)(i) or Section 7(c)(ii), as applicable.

           (i) The Executive shall be entitled to receive the severance and welfare benefits and the pension supplement described in this Section 7(c)(i) if, during the Employment Term, there is a Change in Control and the Executive's employment with the Company and its successors is terminated after the Control Change Date without Cause.

                (a)   The severance benefit payable under
          this Section 7(c)(i) is an amount equal to  the
          sum  of  (x) three times the Executive's annual
          base  salary  (as  in effect on  the  date  the
          Executive ceases to be employed by the  Company
          and  its successors or, if greater, the highest
          annual  rate of base salary as in effect during
          the  twelve months preceding such cessation  of
          employment) and (y) three times the Executive's
          annual  incentive plan target for the  year  in
          which  the  Executive ceases to be employed  by
          the  Company and its successors or, if greater,
          the   year   preceding   such   cessation    of
          employment.  The severance benefit described in
          the  preceding sentence shall be reduced by the
          amount of any severance benefit payable to  the
          Executive   under  the  Chesapeake  Corporation
          Salaried Employees' Benefits Continuation Plan.
          The   severance  benefit  payable  under   this
          Section  7(c)(i),  less applicable  income  and
          employment    taxes   and   other    authorized
          deductions, shall be paid in a single sum as soon as practicable following the Executive's cessation of employment with the Company and its successors.

                (b)   The welfare benefits provided under
          this Section 7(c)(i) are continued coverage  of
          the  Executive  and  the  Executive's  eligible
          dependents under all life, disability,  medical
          and  dental benefit plans and programs in which
          the Executive participates immediately prior to
          the  Executive's  date of termination  on  such
          terms as are then in effect.  In the event that
          the  continued coverage of the Executive or the
          Executive's  eligible dependents  in  any  such
          plan  or  program is barred by its  terms,  the
          Company  shall arrange to provide the Executive
          and  the  Executive's eligible dependents  with
          benefits  substantially  similar  to  those  to
          which  they are entitled to receive under  such
          plans  or programs including, by way of example
          and not of limitation, the reimbursement of the
          Executive  of the cost or premium for continued
          coverage available pursuant to Section 4980B of
          the  Internal Revenue Code of 1986, as  amended
          ("COBRA").   The  continued  coverage  provided
          under this Section 7(c)(i) shall continue until the earlier of (x) the third anniversary of the Executive's cessation of service to the Company and its successors and (y) the date that the Executive is eligible for similar coverage under another employer's plan.

                (c)  The pension supplement payable under
          this Section 7(c)(i) is an amount equal to  the
          benefit  that the Executive would have  accrued
          under   the  Chesapeake  Corporation  Executive
          Supplemental Retirement Plan (the  "ESRP")  had
          the  Executive  remained  an  employee  of  the
          Company  until  the  third anniversary  of  the
          Executive's cessation of service to the Company
          and   its  successors  (i.e.,  recognizing   as
          service with the Company the months during such
          period and the Executive's attained age  as  of
          the   end   of   such  period).   The   pension
          supplement  payable under this Section  7(c)(i)
          shall  be reduced, but not below zero,  by  any
          benefit that the Executive accrues during  such
          period under any employee pension benefit  plan
          maintained  by  the Company or  its  successor.
          The  present  value  of the pension  supplement
          payable   under  this  Section  7(c)(i),   less
          applicable  income  and  employment  taxes  and
          other authorized deductions, shall be paid in a
          single   sum  to  the  Executive  as  soon   as
          practicable  following  the  cessation  of  the
          Executive's employment with the Company and its
          successors.   The present value of the  pension
          supplement payable under this Section 7(c)(i) and any offset or reductions for benefits provided by the Company or its successor shall be made on an actuarially equivalent basis using the SERP's actuarial assumptions and methods.

           (ii) Subject to the final sentence of this Section 7(c)(ii), the Executive shall be entitled to receive the severance and welfare benefits described in this Section 7(c)(ii) if, during the Employment Term but prior to a Change in Control, the Executive's employment with the Company and its successors is terminated by the Company or its successor without Cause.

                (a)   The severance benefit payable under
          this Section 7(c)(ii) is an amount equal to the
          sum  of  (x) three times the Executive's annual
          base  salary  (as  in effect on  the  date  the
          Executive ceases to be employed by the  Company
          and  its successors or, if greater, the highest
          annual  rate of base salary as in effect during
          the  twelve months preceding such cessation  of
          employment) and (y) three times the Executive's
          annual  incentive plan target for the  year  in
          which  the  Executive ceases to be employed  by
          the  Company and its successors or, if greater,
          the   year   preceding   such   cessation    of
          employment.  The severance benefit described in
          the  preceding sentence shall be reduced by the
          amount of any severance benefit payable to  the
          Executive   under  the  Chesapeake  Corporation
          Salaried Employees' Benefits Continuation Plan.
          The   severance  benefit  payable  under   this
          Section  7(c)(ii), less applicable  income  and
          employment    taxes   and   other    authorized
          deductions, shall be paid in a single sum as soon as practicable following the Executive's cessation of employment with the Company and its successors.

                (b)   The welfare benefits provided under
          this Section 7(c)(ii) are continued coverage of the Executive and the Executive's eligible dependents under all life, disability, medical and dental benefit plans and programs in which the Executive participates immediately prior to the Executive's date of termination on such terms as are then in effect. In the event that the continued coverage of the Executive or the Executive's eligible dependents in any such plan or program is barred by its terms, the Company shall arrange to provide the Executive and the Executive's eligible dependents with benefits substantially similar to those to which they are entitled to receive under such plans or programs including, by way of example and not of limitation, the reimbursement of the Executive of the cost or premium for continued coverage under COBRA. The continued coverage provided under this Section 7(c)(ii) shall continue until the earlier of (x) the third anniversary of the Executive's cessation of service to the Company and its successors and
          (y) the date that the Executive is eligible for similar coverage under another employer's plan.

     No  benefits will be payable or available under this
     Section  7(c)(ii)  unless the Executive  executes  a
     release  and  waiver  of  the  Company  in  a   form
     satisfactory  to  the  Company  and  the   Executive
     complies with Sections 8 and 9.

     The Executive shall have no obligation whatsoever to mitigate any damages, costs or expenses suffered or incurred by the Company with respect to the severance obligations set forth in this Section 7(c) and, except as set forth in this
     Section 7(c), no such severance payments or benefits received or receivable by the Executive shall be subject to any reduction, offset, rebate, or repayment as a result of any subsequent employment or other business activity by the Executive.

     SEVENTH: Section 7(d) of the Agreement is hereby amended to read as follows:

               (d) By the Executive. (i) The Executive may terminate his employment, and any further obligations which the Executive may have to perform services on behalf of the Company hereunder at any time after the date hereof, by sending written notice of termination to the Company, not less than ninety (90) days prior to the effective date of such termination. During such ninety
    (90) day period, the Executive shall continue to perform the normal duties of his employment hereunder, and shall be entitled to receive when due all compensation and benefits applicable to the Executive hereunder. If the Executive elects to terminate his employment hereunder (other than as a result of Disability), then the Executive shall be entitled to receive the Standard Termination Payments, but the Company shall have no obligation to make payments or provide benefits to the Executive except as provided in the following Section 7(d)(ii).

           (ii) The Executive shall be entitled to receive the severance and welfare benefits and the pension supplement described in this Section 7(d)(ii) if, during the Employment Term, there is a Change in Control and the Executive terminates his employment with the Company and its successors within one (1) year after the Control Change Date (with or without Good Reason) or thereafter with Good Reason.

                (a)   The severance benefit payable under
          this Section 7(d)(ii) is an amount equal to the
          sum  of  (x) three times the Executive's annual
          base  salary  (as  in effect on  the  date  the
          Executive ceases to be employed by the  Company
          and  its successors or, if greater, the highest
          annual  rate of base salary as in effect during
          the  twelve months preceding such cessation  of
          employment) and (y) three times the Executive's
          annual  incentive plan target for the  year  in
          which  the  Executive ceases to be employed  by
          the  Company and its successors or, if greater,
          the   year   preceding   such   cessation    of
          employment.  The severance benefit described in
          the  preceding sentence shall be reduced by the
          amount of any severance benefit payable to  the
          Executive   under  the  Chesapeake  Corporation
          Salaried Employees' Benefits Continuation Plan.
          The   severance  benefit  payable  under   this
          Section  7(d)(ii), less applicable  income  and
          employment    taxes   and   other    authorized
          deductions, shall be paid in a single sum as soon as practicable following the Executive's cessation of employment with the Company and its successors.

                (b)   The welfare benefits provided under
          this Section 7(d)(ii) are continued coverage of
          the  Executive  and  the  Executive's  eligible
          dependents under all life, disability,  medical
          and  dental benefit plans and programs in which
          the Executive participates immediately prior to
          the  Executive's  date of termination  on  such
          terms as are then in effect.  In the event that
          the  continued coverage of the Executive or the
          Executive's  eligible dependents  in  any  such
          plan  or  program is barred by its  terms,  the
          Company  shall arrange to provide the Executive
          and  the  Executive's eligible dependents  with
          benefits  substantially  similar  to  those  to
          which  they are entitled to receive under  such
          plans  or programs including, by way of example
          and not of limitation, the reimbursement of the
          Executive  of the cost or premium for continued
          coverage available pursuant to Section 4980B of
          the  Internal Revenue Code of 1986, as  amended
          ("COBRA").   The  continued  coverage  provided
          under this Section 7(d)(ii) shall continue until the earlier of (x) the third anniversary of the Executive's cessation of service to the Company and its successors and (y) the date that the Executive is eligible for similar coverage under another employer's plan.

                (c)  The pension supplement payable under
          this Section 7(d)(ii) is an amount equal to the
          benefit  that the Executive would have  accrued
          under   the  Chesapeake  Corporation  Executive
          Supplemental Retirement Plan (the  "ESRP")  had
          the  Executive  remained  an  employee  of  the
          Company  until  the  third anniversary  of  the
          Executive's cessation of service to the Company
          and   its  successors  (i.e.,  recognizing   as
          service with the Company the months during such
          period and the Executive's attained age  as  of
          the   end   of   such  period).   The   pension
          supplement payable under this Section  7(d)(ii)
          shall  be reduced, but not below zero,  by  any
          benefit that the Executive accrues during  such
          period under any employee pension benefit  plan
          maintained  by  the Company or  its  successor.
          The  present  value  of the pension  supplement
          payable  under  this  Section  7(d)(ii),   less
          applicable  income  and  employment  taxes  and
          other authorized deductions, shall be paid in a
          single   sum  to  the  Executive  as  soon   as
          practicable  following  the  cessation  of  the
          Executive's employment with the Company and its
          successors.   The present value of the  pension
          supplement payable under this Section 7(d)(ii) and any offset or reductions for benefits provided by the Company or its successor shall be made on an actuarially equivalent basis using the SERP's actuarial assumptions and methods.

      The Executive shall have no obligation whatsoever to mitigate any damages, costs or expenses suffered or incurred by the Company with respect to the severance obligations set forth in this Section 7(d)(ii) and, except as set forth in this Section 7(d)(ii), no such severance payments or benefits received or receivable by the Executive shall be subject to any reduction, offset, rebate, or repayment as a result of any subsequent employment or other business activity by the Executive.

      EIGHTH: Section 7(e) of the Agreement is hereby amended by deleting the language that follows the first sentence thereof.

       NINTH:   Sections  9  through  19  of  the  Agreement  are
renumbered as Sections 11 through 21, respectively, and the Agreement is further amended by adding the following as Sections
9 and 10:

           9. Covenant Not to Compete. The Executive agrees that he will not take certain actions that would be damaging to the competitive position of the Company or its successor. By making this commitment, the Executive agrees that during Executive's employment with the Company and its successors and for twelve months thereafter if the Executive's employment ceases as described in Section 7(c)(ii), the Executive will not
     (x) accept any employment with, ownership interest in, or engagement as a consultant, contractor or service provider to any business engaged in a business that is competitive with the Company or its successor or (y) on behalf of any such business solicit any business that was a customer of the Company or its successor during the preceding twelve months The Executive understands and agrees that each provision of this Agreement is a separate and independent clause, and if any clause should be found unenforceable, that will not affect the enforceability of the other clauses. In the event that any of the provisions of this Agreement should ever be deemed to exceed the time, geographic area or activity limitations permitted by applicable law, the Company and the Executive agree that such provisions must be and are reformed to the maximum time, geographic area and activity limitations permitted by applicable law, and expressly authorize a court having jurisdiction to reform the provisions to the maximum time, geographic area and activity limitations permitted by applicable law.

           10. Excise Tax, etc. Indemnity. One or more benefits provided under this Agreement may constitute "parachute payments" (as defined in Section 280G(b)(2)(A) of the Internal Revenue Code of 1986, as amended (the "Code"), but without regard to Code section 280G(b)(2)(A)(ii)). In that event, the Company shall indemnify and hold the Executive harmless from the application of the tax imposed by Code section 4999. To effect this indemnification, the Company must pay the Executive an additional amount that is sufficient to pay any excise tax imposed by Code section 4999 on the payments and benefits to which the Executive is entitled (whether payable under this Agreement or any other plan, agreement or arrangement), plus the excise, employment and income taxes on the additional amount. Such additional amount shall be paid to the Executive at such times as may be necessary for the Executive to satisfy any such tax obligation, including the payment of estimated taxes.

     TENTH: Section 12 of the Agreement (numbered Section 10 prior to giving effect to the preceding amendment) is hereby amended by designating the existing provisions as Section 12(a) and by adding a new Section 12(b) to read as follows:

           (b) The Company or its successor will promptly reimburse the Executive for reasonable legal fees and costs that the Executive may incur in connection with the enforcement of this Agreement.

      Except as provided above, the terms of the Agreement, effective as of July 17, 1997, shall remain in effect.

      IN WITNESS WHEREOF, the Company has caused this First Amendment to Employment and Severance Benefits Agreement to by duly executed on its behalf and the Executive has duly executed this First Amendment to Employment and Severance Benefits Agreement, all as of the date first above written.


THOMAS H. JOHNSON                  CHESAPEAKE CORPORATION


By: /s/ Thomas H. Johnson          By /s/ Thomas A. Smith
        Thomas H. Johnson                 Thomas A. Smith
Date:____12/20/99____                   Vice President - Human Resources
                                        Title